UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported): October 23, 2007

COMMERCEPLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South La Patera Lane, Suite 7
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 964-9126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2007, we accepted the resignation of David Foucar as our Chief Financial Officer, effective October 25, 2007.

On October 23, 2007, we promoted Jaime Rovelo, our Corporate Controller to the position of Chief Financial Officer effective October 26, 2007.  Mr. Rovelo will receive an annual salary of $130,000 and a discretionary bonus of up to 25% of his annual salary, based on a performance review by the Chief Executive Officer.  Subject to approval by our Board of Directors, Mr. Rovelo will receive options to purchase 70,000 shares of our restricted common stock at a price equal to the closing price of our stock on the date prior to his start date.  The options will vest over 24 months on a monthly pro rata basis.

Jaime Rovelo was an accounting consultant for us from October 2006 to April 2007, and formally joined us as Corporate Controller on May 5, 2007. Mr. Rovelo served as Corporate Controller for North America for World Minerals, a publicly-traded French company from December 2005 to September 2006. Mr. Rovelo was Corporate Controller of Reiter Affiliated Companies from April 2003 to September 2003, and was Chief Financial Officer of Desert Glory, Ltd. from August 1999 to December 2002. Mr. Rovelo began his career with PriceWaterhouseCoopers.  Mr. Rovelo received his Bachelor of Arts in Accounting and Business Management from Bob Jones University and his Master of Business Administration from Pepperdine University.  Mr. Rovelo is a Certified Public Accountant.

On October 24, 2007, we amended our Executive Employment Agreement with Michael Hill.  Effective November 5, 2007, Mr. Hill will resign his position as our Chief Executive Officer and will assume the role of our Chief Strategic Officer.  Mr. Hill will continue to be paid his current annual salary of $350,000, but will no longer receive the cash bonus beyond what has accrued as of November 4, 2007.  Mr. Hill will continue to serve as Chairman of our Board of Directors.

On October 24, 2007, we amended our Executive Employment Agreement with Charlie Gugliuzza.  Effective November 5, 2007, Mr. Gugliuzza’s position as our President will convert into a consulting role.  Mr. Gugliuzza will serve as a full-time consultant until January 1, 2008, when his consulting hours will be reduced at the discretion of our Board of Directors.  Mr. Gugliuzza will maintain his current salary until January 1, 2008.  Beginning January 1, 2008, Mr. Gugliuzza will be compensated for his consulting services at a rate of $350 per hour, with a minimum of $20,000 per month.  The consulting agreement can be terminated at any time by 30 days written notice by us or Mr. Gugliuzza.  Mr. Gugliuzza will continue to serve on our Board of Directors.

On October 24, 2007, we entered into an Executive Employment Agreement with Anthony Roth to serve as our Chief Executive Officer and President, effective November 5, 2007.   Mr. Roth will receive an annual salary of $350,000.  Mr. Roth will also be eligible to receive a bonus equal to 2.5% of our net profits payable at the end of the second and fourth quarters of our fiscal year.  Additionally, Mr. Roth was granted options to purchase our restricted common stock in an amount equal to 2.5% of our common stock outstanding on October 24, 2007, at an exercise price equal to the share price on that date.

Anthony Roth has 20 years of experience that includes corporate finance, capitalization and public company management experience in technology development companies and sales and marketing organizations.  Most recently, Mr. Roth served as President and Chief Executive Officer of Utix Group, Inc. from December 2001 to October 2007.  While at Utix, Mr. Roth successfully recapitalized and transitioned the sports voucher company into an electronic payments system via the open credit payment network.  Mr. Roth authored, patented and commercialized a prepaid experience platform and system for marketing incentives, gifts, rewards, promotional card products and loyalty programs. Mr. Roth received his Bachelor of Science degree in Agricultural Economics from the University of Illinois in 1986 and an advanced degree in Financial Management from the New York Institute of Finance in 1998.

The foregoing descriptions of the Letter of Resignation from David Foucar, Employment Offer Letter to Jaime Rovelo, Amendment to our Executive Employment Agreement with Michael Hill, Amendment to our Executive Employment Agreement with Charlie Gugliuzza, and Executive Employment Agreement with Anthony Roth are qualified in their entirety by, and made subject to, the more complete information set forth in the Letter of Resignation from David Foucar, included as Exhibit 99.1, Employment Offer Letter to Jaime Rovelo, included as Exhibit 10.1, Amendment to our Executive Employment Agreement with Michael Hill, included as Exhibit 10.2, Amendment to our Executive Employment Agreement with Charlie Gugliuzza, included as Exhibit 10.3 and Executive Employment Agreement with Anthony Roth, included as Exhibit 10.4, filed herewith.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

10.1	Employment Offer Letter between the Company and Jaime Rovello, dated October 18, 2007.
10.2	Amendment to the Executive Employment Agreement between the Company and Michael Hill, dated October 24, 2007.
10.3	Amendment to the Executive Employment Agreement between the Company and Charlie Gugliuzza, dated October 24, 2007.
10.4	Executive Employment Agreement between the Company and Anthony Roth, dated October 24, 2007.
99.1	Letter of Resignation to the Company from David Foucar, dated October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2007	By:	/s/ Michael Hill
Name: Michael Hill
Title: Chief Executive Officer